UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
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SYMANTEC CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SYMANTEC CORPORATION 20330 STEVENS CREEK BLVD CUPERTINO, CA 95014 BROABRIDBE FINANCIAL SOLUTIONS, WC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 VOTE BY INTERNET — www.proxyvote.tom Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Symantec Corporation [n mailing proxy materials, you can consent to receKri ng all future proxy statements, proxy cards and annual report; electronically via e-mail or the Internet, To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. VOTE BY PHONE-1-800-690-5903 use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Symantec Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME SYMANTEC CORP-COMMON SYMANTEC CORP-COMNON SYMANTEC CORP-COMMON SYMANTEC CORP-COMMON SYMANTEC CORP-COMMON SYMANTEC CORP-COMMON SYMANTEC CORP-COMMON SYMANTEC CORP-CONNON 123,456 , 789, 012 .12345 123 ,456,789,, 012. 12345 123,456,769,012.12345 123,456,789,012.12345 123,456,789,012.12345 125,456,799,012.12345 123,456,789,012.12345 JLUE OR BLACK_INK ASFOLLOWa___SYMTC1_JOEEP THISfORTION FORYOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY SYMANTECOORPORATION For Withhold ft* All All All Except A. Election erf 10 Directors — The Board of Directors recommends you vote FOR the election of all of r-i r-i r-i the listed nominees. U u u 1. Nominees: 01) Michael Brown 06) Robert S. Miller 02) WilliamT. Coleman 07) George Reyes 03) Frank E. Dangeard 08) Daniel H. Schulman 04) Geraldine B. Laybou rne 09) John W. Thompson OS) David L. Mahoney 10) V. Paul Unruh. To withhold authority to vote for any individual norninee(s}, mark ‘For All Except” and write the number(s) of the nom!nee(s) on the line below. PIP 1 lily i 8. Proposals — The Board of Directors recommends you vote FOR each of the following proposals. For Against Abstain 2. To approve the amendment and restatement of our 2004 Equity Incentive Plan, including the reservation of an additional 50,000,000 shares for 0 0 0 issuance thereunder. 3. To approve the adoption of our 2008 Employee Stock Purchase Plan, including the reservation of 20,000,000 shares for issuance thereunder. 000 4. To approve the material terms of the amended and restated Symantec Senior Executive Incentive Plan to preserve the deducibility under federal tax 0 0 0 rules of awards made under the plan. 5. To ratify the selection of KPMG LLP as Symantec’s independent registered public accounting firm for the 2009 fiscal year. 000 BROADRIDGE FINANCIAL SOLUTIONS , INC. ATTENTION: TEST PRINT 51 MERCEDES HAY EDGEHOOD, NY 11717 P66097 123,456,789,012 871503108 Signature [PLEASE SIGN WITHIN BOX] Date Signature {Joint Owners) Date

Meeting: September 22,2008 at 9:00 a.m. PDT Location: Symantec World Headquarters 20330 Stevens Creek Boulevard Cupertino, California 95014 For directions, please call investor relations at (408) 517-8324, or go to http://symantec.com/about/profile/locations/directions.jsp Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and form 10-K are available at www.proxyvote.com. A list of stockholders entitled to vote will be available for inspection at our World Headquarters, if you would like to view this stockholder list, please contact Investor Realtions at (408) 517-8324.
PROXY SYMANTEC WORLD HEADQUARTERS 20330 STEVENS CREEK BOULEVARD CUPERTINO, CALIFORNIA 95014 PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 22, 2008 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder(s) appoint(s) John W. Thompson, James A. Beer and Arthur F. Courville, and each of them, with full power of substitution, as attorneys and proxies for and in the name and place of the undersigned, and hereby authorizes each of them to represent and to vote all of the shares of Common Stock of Symantec Corporation (“ Symantec ”) that are held of record by the undersigned as of July 24,2008, which the undersigned is entitled to vote at the Annual Meeting of St ockholders of Symantec to be held on September 22, 2008, at Symantec Corporation, Worid Headquarters, 20330 Stevens Creek Boulevard, Cupertino, California, at 9:00 a.m. {Pacific time), and at any adjournments or postponements thereof. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE MANNER DESCRIBED HEREIN. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TEN NOMINEES IDENTIFIED HEREIN TO THE BOARD OF DIRECTORS, FOR PROPOSALS 2, 3, 4 AND 5, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE SEE REVERSE SIDE